Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tianci International, Inc.

(Name of Registrant as Specified in its Charter)

___________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TIANCI INTERNATIONAL, INC.

Unit 1109, Lippo Sun Plaza, 28 Canton Road

Tsim Sha Tsui, Kowloon, Hong Kong 999077

Notice of Annual Meeting

and

Proxy Statement

Virtual Meeting to be held

on February 13, 2026,

at 9:30 a.m. Hong Kong time.

TIANCI INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 13, 2026

TO THE STOCKHOLDERS:

Notice is hereby given that the 2026 annual meeting of stockholders of Tianci International, Inc., a Nevada corporation (the “Company”), will be held via live audio webcast at 9:30 a.m., local time, on February 13, 2026, for the following purposes:

1.	To elect seven individuals to the Board of Directors, each to serve until the annual meeting of stockholders to be held during the year ended July 31, 2027;

2.	To approve, by non-binding “say-on-pay” vote, the compensation of our named executive officers;

3.	To hold a non-binding “say-on-frequency” vote regarding the frequency of future advisory votes on the compensation of our named executive officers (every year, every two years, or every three years);

4.	To ratify the appointment of Bush & Associates cpa llc as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2026;

5.	To adopt and approve an amendment to our Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share, to 2,000,000,000 from 100,000,000 (the “Authorized Shares Proposal”);

6.	To adopt and approve an amendment to our Articles of Incorporation to effect a reverse stock split of our issued shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-one-hundred (1:100), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board of Directors without further approval or authorization of our stockholders (the “Reverse Split Proposal”;

7.	To authorize the Board of Directors to sell up to 30,000 shares of Series C Preferred Stock to RQS Capital for an aggregate price of $30,000, with each share of Series C Preferred Stock being convertible into 100 shares of the Company’s common stock; and

8.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has fixed the close of business on January 9, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to vote at this meeting or any adjourned meeting. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.

The Company is using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Company’s Proxy Statement, Annual Report on Form 10-K, and form of Proxy, as well as providing access to those proxy materials on a publicly accessible website. The Company’s Proxy Statement, Annual Report on Form 10-K, form of Proxy, and the other Annual Meeting materials are available on the internet at: www.proxyvote.com. The Notice contains a control number that you will need in order to attend the meeting or to submit a proxy to vote your shares.

Your vote is important. We urge you to submit your proxy over the internet or by mail, whether or not you plan to attend the meeting in person. For specific instructions, please refer to “Procedural Matters” beginning on the first page of the proxy statement and the instructions on the proxy card relating to the annual meeting. We would appreciate receiving your proxy at your earliest convenience.

By Order of the Board of Directors

Shufang Gao

CEO

Kowloon, Hong Kong

January 16, 2026

*	To be voted on at the meeting

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TIANCI INTERNATIONAL, INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

The enclosed proxy is solicited by the board of directors (the “Board of Directors” or the “Board”) of Tianci International, Inc., a Nevada corporation, for use at the 2026 annual meeting of stockholders (the “Annual Meeting”) to be held on February 13, 2026 at 9:30 a.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The annual meeting will be held in a virtual format only with no physical location. Shareholders who held shares of record on the record date may attend the meeting online by logging in a: www.virtualshareholdermeeting.com/CIIT2026 on the date and time provided in this notice. Our telephone number at our principal executive offices is 852-2662-1800. As used in this proxy statement, “we,” “us,” “our” and the “Company” refer to Tianci International, Inc.

We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Company’s Proxy Statement, Annual Report on Form 10-K, and form of Proxy, as well as providing access to those proxy materials on a publicly accessible website. The Company’s Proxy Statement, Annual Report on Form 10-K, form of Proxy, and the other Annual Meeting materials are available on the internet at: www.proxyvote.com.

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of the meeting and described in this proxy statement. These matters include the following:

●	the election of directors;

●	an advisory (non-binding) vote on the compensation of our named executive officers disclosed in this proxy statement;

●	an advisory (non-binding) vote on the frequency of advisory approval of executive compensation

●	a vote on the ratification of the selection of our independent registered public accounting firm;

●	a vote on a proposal to adopt an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock to Two Billion;

●	a vote on a proposal to authorize the Board of Directors to implement a reverse split of the Company’s common stock; and

●	a vote on a proposal to authorize the Board of Directors to sell up to 30,000 shares of Series C Preferred Stock to RQS Capital for an aggregate price of $30,000; and

●	A vote on the Adjournment, if necessary.

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Please read this proxy statement carefully. You should consider the information contained in this proxy statement when deciding how to vote your shares at the annual meeting.

Who is entitled to vote?

The Board of Directors has set January 9, 2026 as the record date for the annual meeting. If you were a holder of record of any class of our voting stock at the close of business on the record date, January 9, 2026, you are entitled to receive notice of the meeting and to vote your shares at the meeting and at any postponement or adjournment thereof. Holders of the Company’s common stock are entitled to one vote per share. There are no other voting securities of the Company outstanding as of the record date.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a “stockholder of record.” If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. You are considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instructions provided by it.

Who can attend the online meeting?

All holders of voting stock as of the record date, or their duly appointed proxies, may attend the online meeting.

What is a proxy?

A proxy is your designation of another person to vote on your behalf. The other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We sometimes refer to this as your “proxy vote.” By completing and returning the enclosed proxy card, or voting by internet, you are giving the persons appointed as proxies by our Board of Directors the authority to vote your shares.

What is a proxy statement?

A proxy statement is a document that we are required to give you, or provide you access to, in accordance with regulations of the Securities and Exchange Commission (the “SEC”), when we ask you to designate proxies to vote your shares at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the SEC and rules of The Nasdaq Stock Market (“Nasdaq”).

How many shares must be present to hold the meeting?

At least one-third of the shares entitled to vote at the meeting must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

●	you are present in person at the meeting; or
●	you have properly submitted a proxy by mail or internet.

As of market close on January 9, 2026, 24,531,803 shares of our common stock and no other voting securities were outstanding and entitled to vote. Proxies that are received and voted as withholding authority, abstentions, and broker non-votes (where a bank, trust, broker, or other nominee does not exercise discretionary authority to vote on a matter) will be included in the calculation of the number of shares considered to be present at the meeting.

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How do I vote my shares?

If you are a stockholder of record as of the record date, you can vote:

1.	By internet. The website address for internet voting is www.proxyvote.com. The deadline for internet voting is February 12, 2026 at 11:59 p.m. Hong Kong Time.

2.	By mail. Mark, date, sign and mail promptly the enclosed proxy card pursuant to the instructions provided in the proxy card.

3.	By phone, Dial 1-800-690-6903 to communicate your vote.

4.	By attending the virtual meeting and casting your vote.

Shareholders of record owning Shares at the close of business on January 9, 2026 are entitled to participate in and vote at the meeting. To participate in the meeting, including to vote and ask questions, shareholders of record should go to the meeting website at www.virtualshareholdermeeting.com/CIIT2026, enter the 16-digit control number found on your proxy card or notice of internet availability of our proxy materials, and follow the instructions on the website. If your Shares are held in street name and your voting instruction form or notice of internet availability of our proxy materials indicates that you may vote those Shares through the http://www.proxyvote.com website, then you may access, participate in, and vote at the meeting with the 16-digit access code indicated on that voting instruction form or notice of internet availability of our proxy materials. Otherwise, shareholders who hold their Shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the annual meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the meeting. You will be allowed to log in as early as 30 minutes before the start time on Wednesday, February 13, 2026.

The internet voting procedure has been set up for your convenience. We encourage you to reduce corporate expenses by submitting your vote by internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the annual meeting.

If the shares you own are held in street name, your broker, bank, trust, or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. Your broker, bank, trust, or other nominee is required to send you directions on how to vote those shares. If you do not give instructions to your broker, bank, trust, or other nominee, it will still be able to vote your shares with respect to certain “discretionary” items but will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, the shares that do not receive voting instructions will be treated as “broker non-votes.”

If you were a beneficial owner as of the Record Date of shares held in “street name” through a broker, bank or other nominee and you wish to attend the meeting and/or vote your shares during the meeting or submit questions during the meeting, you will need to provide proof of your authority to vote (legal proxy), which you must obtain from your nominee reflecting your holdings. You may forward an e-mail from your nominee or attach an image of your legal proxy and transmit it via e-mail to Securities Transfer Corporation at akeener@stctransfer.com, and you should label the e-mail “Legal Proxy” in the subject line. Requests for registration must be received by Securities Transfer Corporation no later than 12:00 A.M., Central Time, on February 12, 2026. You will then receive confirmation of your registration, with a control number by e-mail from Securities Transfer Corporation.

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What does it mean if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card, or if you submit your proxy vote by internet, vote once for each proxy card or voting instruction form you receive.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by internet and do not specify how you want to vote your shares, the proxies will vote your shares:

●	FOR PROPOSAL NO. 1 the election of all of the six nominees for director;
●	FOR PROPOSAL NO. 2 the non-binding advisory approval of the compensation of our named executive officers disclosed in this proxy statement;
ON PROPOSAL NO. 3, the non-binding advisory vote on the frequency of advisory approval of the compensation of our named executive officers, the proxies will select “Three Years”;
●	FOR PROPOSAL NO. 4, the ratification of the appointment of Bush & Associates CPA LLC as our independent registered public accounting firm for fiscal year 2026.
●	FOR PROPOSAL NO. 5, the adoption of an amendment to the Articles of Incorporation to increase the authorized shares of common stock to 2 billion shares;
●	FOR PROPOSAL NO. 6, the authorization of the Board of Directors to implement a reverse stock split;
●	FOR PROPOSAL NO. 7, to authorize the Board of Directors to sell up to 30,000 shares of Series C Preferred Stock to RQS Capital for $30,000; and
●	IN THE DISCRETION OF the persons named as proxies as to all other matters that may be properly presented at the annual meeting.

Can I change my proxy after submitting my proxy?

Yes, you may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by internet or mail, by voting in person at the meeting, or by delivering to our Secretary a written notice of revocation. Attending the meeting will not revoke your proxy unless you specifically request to revoke it.

If you hold your shares in street name, contact your broker, bank, trust, or other nominee regarding how to revoke your proxy and change your vote.

What is the vote required to approve each matter?

Proposal No. 1: Election of Directors. The affirmative vote of the holders of a plurality of the votes cast on the election of directors at the meeting is required for nominees to be elected as directors. The seven nominees receiving the highest number of votes will be elected to the Board. Votes withheld and broker non-votes will have no effect on the vote.

Proposal No. 2: Advisory approval of compensation of our named executive officers. Because this is an advisory vote, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. This proposal will be approved upon the affirmative vote of a majority of the common stock present in person or by proxy at the meeting. For purposes of counting votes on this matter, votes withheld and broker non-votes will have no effect on the vote.

Proposal No. 3: Advisory vote on the frequency of advisory approval of the compensation of our named executive officers. Because this is an advisory vote, it will not be binding upon the Board of Directors. However, the Board will take into account the results of this vote when determining the frequency of advisory votes on the compensation of our named executive officers. For purposes of counting votes on this matter, votes withheld and broker non-votes will have no effect on the vote.

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Proposal No. 4: Independent Registered Public Accounting Firm. The affirmative vote of a majority of the common stock present in person or by proxy at the meeting is necessary to approve the ratification of our independent registered public accounting firm for fiscal year 2026. For purposes of counting votes on this matter, votes withheld and broker non-votes will have no effect on the vote.

Proposal No. 5: Authorized Shares Proposal. The affirmative vote of the holders of a majority of the voting power in the Company is required to approve this proposal. For purposes of counting votes on this matter, votes withheld and broker non-votes will have the effect of voting against the matter.

Proposal No. 6: Reverse Split Proposal. The affirmative vote of the holders of a majority of the voting power in the Company is required to approve this proposal. For purposes of counting votes on this matter, votes withheld and broker non-votes will have the effect of voting against the matter.

Proposal No. 7: Sale of Preferred Stock to RQS Capital. Pursuant to the laws of the State of Nevada, the affirmative vote of a majority of the common stock present in person or by proxy at the meeting is necessary to approve the sale of preferred stock to RQS Capital. However, the Rules of the Nasdaq Stock Market provide that a company listed on Nasdaq may only sell equity securities to a member of management for a price less than market price if the sale is approved by the affirmative vote of a majority of the common stock present in person or by proxy, excluding shares held by the counterparty to the sale. Accordingly, as RQS Capital is owned by Shufang Gao, the CEO of Tianci International, shares of Tianci common stock owned by RQS Capital or by Mr. Gao will not be included in determining the majority required to approve this Proposal. For purposes of counting votes on this matter, votes withheld and broker non-votes will have no effect on the vote.

Are there other matters to be voted on at the meeting?

As of the date of this proxy statement, our Board of Directors does not know of any matters which may come before the meeting other than the matters described in this proxy statement. Should any other matter requiring a vote of the stockholders arise and be properly presented at the annual meeting, the proxy gives the persons named in the proxy and designated to vote the shares discretionary authority to vote or otherwise act with respect to any such matter in accordance with their best judgment.

What happens if the Annual Meeting is postponed?

Your proxy may be voted at the postponed meeting. You will still be able to change your proxy until it is voted.

How does the Board recommend that I vote?

The Board of Directors recommends that you vote:

●	FOR PROPOSAL NO. 1, the election of all of the seven nominees for director;
●	FOR PROPOSAL NO. 2, the non-binding advisory approval of the compensation of our named executive officers disclosed in this proxy statement;
●	ON PROPOSAL NO. 3, to hold an advisory vote on compensation every Three Years;
●	FOR PROPOSAL NO. 4, the ratification of the appointment of Bush & Associates CPA LLC as our independent registered public accounting firm for fiscal year 2026;
●	FOR PROPOSAL NO. 5, the approval of the Authorized Shares Proposal;
●	FOR PROPOSAL NO. 6, the approval of the Reverse Split Proposal; and
●	FOR PROPOSAL NO. 7, the approval of the sale of Preferred Stock to RQS Capital.

Who pays for this proxy solicitation?

All costs incurred by the Board of Directors in soliciting proxies will be borne by the Company. Our directors, officers, and other employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversation, or by telephone, facsimile or electronic means. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding soliciting material to the beneficial owners of our common stock.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be Held on February 13, 2026:

Our proxy statement and 2025 Annual Report are

available at www.proxyvote.com.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors shall have not fewer than one (1) nor more than nine (9) seats. The Board of Directors has set the size of the Board of Directors at seven (7). The directors shall be elected at each annual general meeting of the stockholders and, except as otherwise provided by applicable law, our Articles of Incorporation or Bylaws, each director shall hold office until the next annual meeting of stockholders or until the director’s successor has been elected and qualified. If for any reason directors are not elected at the annual meeting of the stockholders, they may be elected at any special meeting of the stockholders that is duly called and held for that purpose in the manner provided by the Bylaws.

Nominees for Director

Seven directors are to be elected at the Annual Meeting, each for a one-year term ending on the earlier of: (a) the annual meeting of stockholders to be held during the 2027 fiscal year; or (b) her or his successor is duly elected and qualified. The Board of Directors has nominated Shufang Gao, Wei Fang, Ying Deng, Yee Man Yung, Fan Liu, Juan Chang, and Guilin Zhang for election to the Board of Directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of each of the nominees to the Board of Directors. Each nominee has indicated that he or she will serve if elected. We do not anticipate that any of these nominees will be unable or unwilling to stand for election, but if that occurs, all proxies received may be voted by the proxy holders for another person nominated by the Board of Directors. As there are seven positions on the Board of Directors to be filled, proxies may be voted for up to seven persons.

Vote Required for Election of Directors

If a quorum is present, the nominees for election to the Board of Directors receiving the greatest number of votes cast “for” the election of the directors by the shares present, in person or by proxy, will be elected to the Board of Directors. Votes withheld and broker non-votes are not counted toward a nominee’s total.

Director Nominees

The names and certain information as of the Record Date about the nominees are set forth below.

Shufang Gao, Age 56, has worked as CEO of Hong Kong listed groups, president of domestic capital companies, and vice president of Chinese A-share listed companies. He is familiar with the Chinese A-share capital market and the Hong Kong capital market, and has experience in the strategic development of listed companies. Mr. Gao joined Tianci on August 26, 2021 as a member of our Board, and became Chief Executive Officer on January 27, 2023. He also served as Chief Financial Officer from April 2023 until his resignation on January 22, 2024. On the same day, he was appointed Chairman of the Board. From October 2020 to August 2021, Mr. Gao served as the Vice President and Director of Sichuan Jinding Group. Prior to that, he was the Vice Chairman of Luoyang Yongning Nonferrous Technology Co., Ltd. from August 2019 to September 2020. From April 2018 to July 2019, Mr. Gao served as the Vice President of Tibet Huayu Mining Co., Ltd., an A-share listed company. He was the Chief Executive Officer of Haotian Development Group Co., Ltd. (Hong Kong Main Board Listed Company 00474) from August 2016 to September 2017. From August 2012 to August 2016, Mr. Gao served as the President of Haihua Group Holdings Co., Ltd., an international container leasing company. Mr. Gao received his Bachelor of Management Degree from Dalian University of Technology in 1999. He received his Master’s Degree in Finance and Accounting from the Chinese University of Hong Kong in 2008. Mr. Gao brings to the Board his international experience in the operation and governance of listed companies.

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Wei Fang, Age 53, has over ten years of experience in the securities and investment industry. He joined Tianci on August 27, 2021 as a member of the Board and was appointed Chief Financial Officer of Tianci on January 23, 2024. Mr. Fang served as the Partner of Tiger Securities and the CEO of Tiger Securities International in Hong Kong from May 2018 to July 2019. From January 2017 to April 2018, Mr. Fang served as the CEO of Haotian International Securities in Hong Kong. Mr. Fang was the Head of High Net Worth Individual, Corporate Client and ICBC Global Wealth Management Center of ICBC International in Hong Kong from October 2014 to December 2016. Mr. Fang earned a Bachelor’s degree in Economics from Anhui University of Finance and Economics in 1994. Mr. Fang obtained his Master of Business Administration Degree from South Georgia University in 2004. Mr. Fang brings to the Board his deep experience in the securities and investment industry.

Ying Deng, Age 42, has over fifteen years of experience in corporate finance, asset management and banking. Ms. Deng became Vice President of Tianci and was appointed to Tianci’s Board in January 2023. She has been employed by RQS Capital Limited since September 2022 as a Director responsible for business development and financial planning. Since July 2017 Ms. Deng has been employed as Director and Chief Executive Officer by Shenzhen Dandelion Club Investment Development Co., Ltd., where she is responsible for project due diligence and investment management. Since June 2011 Ms. Deng has been employed as a Director by Roshing International Co., Limited, where she is responsible for strategic planning and daily operations. In 2020 Ms. Deng was awarded a Master’s Degree in Business Administration by Nankai University. She earned a Bachelor’s Degree from Jinan University in 2006. Ms. Deng brings to the Board her extensive experience in business administration.

Yee Man Yung, Age 32, has more than 5 years of experience as a human resources manager for both Hong Kong and Nasdaq listed companies. She also has two years’ experience as an assistant to board members. Ms. Yung joined Tianci on 26 August, 2021 as an independent director. Since 2020 she has served as Human Resources Manager for Link-Asia International Med-Tech Group Limited. From 2018 to 2019 Ms. Yung was employed as Account Manager by Tiger Brokers (HK) Global Limited. Ms. Yung earned a Master’s degree in Corporate Communication from University of Leeds in 2017. Ms. Yung was previously registered with Prime Number Capital LLC as a securities broker from January 2024 to March 2025. However, due to the incompleteness of her General Securities Representative (Series 7) registration, her license remained inactive throughout the period, and therefore, she never engaged in any securities business activities while associated with Prime Number Capital LLC. Ms. Yung is currently pursuing an MBA Degree at the University of South Australia. Ms. Yung brings to the Board her human resources experience.

Fan Liu, Age 46, joined Tianci on August 26, 2021 as an independent director. Prior to joining us, Mr. Liu was the Vice President of China Regenerative Medicine International Limited from September 2014 to October 2017. From July 2009 to August 2014, Mr. Liu was the Investment Director of Tian Huan Investment Company. He was a financial analyst at Founder Securities (SSE:601901) from May 2007 to June 2009. Mr. Liu received his B.A. in Engineering from Nanjing Tech University in 2001 and his Master of Economics from Concordia University, Canada in 2006. He brings to the Board his experience and knowledge of investments and mergers and acquisitions of companies in Hong Kong and China.

Juan Chang, Age 46, joined Tianci in January 2024 as an independent director. She has over 20 years of expertise in financial management and corporate leadership. From 2003 to 2009, Ms. Chang served as a settlement supervisor and financial manager at Suning.com, a Shenzhen Company, overseeing supplier accounts, accounts receivable and taking management duty. Since 2010, she has held the position of Deputy General Manager and Chief Financial Officer at Suning Easy Buy Limited in Hong Kong, where her responsibilities included improving the Company’s business performance, financial management and risk control, asset management, financial statement issuance, and annual audit. In 2021 to 2023, she acted as the Director of Suning Financial Limited in Hong Kong, overseeing daily management and internal control supervision of the Hong Kong Suning Financial MSO license business. Since June 2023, Ms. Chang has been serving as the Financial Director of Suning.com South Region, responsible for financial management and supervision of companies in Guangzhou, Shenzhen, Wuhan, Haikou, Nanning, Zhongshan, and Hong Kong. Ms. Juan Chang obtained her Bachelor of Management degree from Xi’an University of Finance and Economics in July 2003. In 2013 to 2015, she pursued further education, completing an MBA from the Chinese University of Hong Kong.

Guilin Zhang, Age 68, has a strong background in the maritime and shipping industries, with over 30 years of experience. Mr. Zhang joined Tianci in January 2024 as an independent director. His career started at Singapore IMC Shipping, where he worked as a Senior Executive in the Fleet Management Department from 1994 to 1997. Later, he became the General Manager of China Region at Wah Shun Shipping Co., Ltd. and Best Power Holdings (HK) Limited, overseeing ship chartering and iron ore trading until 2002. He then held key roles as Vice President at North China Shipping Holdings Ltd. and General Manager at Continental Minerals Co., Ltd. until 2011. From 2012 to 2023, he ventured into entrepreneurship, establishing Guochuang International Holdings Co., Ltd. and GC Resources Co., Ltd., where he now serves as Executive Director and CEO. Throughout his career, Mr. Zhang has shown exceptional expertise in fleet management, trading, and strategic development, making him an excellent fit for the role of independent director. Mr. Zhang graduated from Dalian Maritime University with a Bachelor of Engineering degree in 1981.

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Executive Officers

The names and certain information about our executive officers as of the Record Date are set forth below:

Name	Age	Position
Shufang Gao	56	Chief Executive Officer
Wei Fang	53	Chief Financial Officer
Ying Deng	42	Vice President

Our executive officers are each appointed by the Board of Directors and serve at the Board’s discretion. There are no family relationships among our officers or directors.

Shufang Gao, see information in preceding section.

Wei Fang, see information in preceding section.

Ying Deng, see information in preceding section.

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CORPORATE GOVERNANCE

Board of Directors Leadership Structure

On January 22, 2024, Mr. Shufang Gao was appointed as Chairman of the Board. Mr. Gao has served as the Company’s Chief Executive Officer since January 2023. We have determined that our current leadership structure suits our current leadership needs as we seek to implement our new sustainable business strategy and reinvent our business model for sustainable success and value creation. We recognize that different board leadership structures may be appropriate for companies in different situations and should be reviewed and carefully considered periodically in light of the Board’s composition and the needs of the Company. As a result, we intend, as an ongoing matter, to closely review and consider the optimal Board leadership structure for the Company.

Our Chairman of the Board of Directors is responsible for the effective functioning of our Board of Directors, enhancing its efficacy by guiding Board of Directors processes and presiding at Board of Directors meetings. We expect our Chair to also act as a liaison between our Board of Directors and executive management, facilitating clear and open communication between management and the Board of Directors.

Board of Directors Role in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk-management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through our various standing committees as described below, that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and discusses with management our major risk exposures, their potential impact on us and the steps we take to manage them. While our Board is ultimately responsible for risk oversight, our standing committees and management assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. For example, our audit committee is responsible for monitoring and assessing risk exposure related to financing, accounting, and investment risks.

Director Independence

Generally, under the listing requirements and rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board of Directors has determined that directors Yee Man Yung, Fan Liu, Juan Chang, and Guilin Zhang are independent within the meaning of Nasdaq listing standards. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq rules. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The Board of Directors further considered all transactions set forth under “Certain Relationships and Related Transactions” below.

Standing Committees and Attendance

The Board of Directors held a total of five meetings during the fiscal year ended July 31, 2025. During that year, each incumbent director attended all five of the meetings of our Board of Directors.

The Board of Directors has established the following standing committees: an audit committee, a compensation committee, and a nominating & corporate governance committee. The Board of Directors determined that establishing standing audit, compensation, and nominating & corporate governance committees is an important element of sound corporate governance. During fiscal year 2025, each independent director attended at least 100% of the meetings of the audit, compensation, and nominating & corporate governance committees upon which each director then served, if any.

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Audit Committee

Our audit committee consists of Juan Chang, Fan Liu and Yee Man Yung. Juan Chang is the chairperson of the audit committee. We have determined that Juan Chang, Fan Liu and Yee Man Yung each satisfy the “independence” requirements of Nasdaq Listing Rule 5605(a)(2) and meets the independence standards under Rule 10A-3 under the Exchange Act. We have determined that Ms. Chang qualifies as an “audit committee financial expert.” The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. The audit committee is responsible for, among other things: (a) monitoring and reviewing: i) the integrity of the Company’s financial reports and other financial information provided by the Company to the public or any governmental body; ii) the Company’s compliance with applicable legal and regulatory requirements; iii) the qualifications and independence of the Company’s independent auditing firm and iv) the performance of the Company’s independent auditors and the Company’s internal audit function; (b) selecting and terminating the Company’s independent auditors; (c) conducting any investigation appropriate to fulfilling its responsibilities, and it shall have the authority to communicate directly with the independent audit firm and any employee of the Company; (d) preparing and publishing an annual Committee report as required by the SEC to be included in the Company’s annual proxy statement; (e) approving in advance all audit and permissible non-audit services to be performed by the independent auditors; (f) discussing with management the Company’s risk assessment and risk management policies.;(g) retaining outside counsel, experts and other advisors as the Committee may deem appropriate in its sole discretion; and (h) setting policies for the hiring of employees or former employees of the Company’s independent auditor. The Audit Committee shall consist of three or more directors, who shall be appointed annually and subject to removal at any time by the Board. No member of the Audit Committee shall receive directly any compensation from the Company other than his or her directors’ fees and benefits.

Audit Committee Report

In connection with the preparation of our financial statements for the fiscal year ended July 31, 2025, the Audit Committee has:

●	Reviewed and discussed the audited financial statements with management;

●	Discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees); and

●	Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon these reviews and discussions, the Audit Committee approved the audited financial statements included in our Annual Report on Form 10-K for the year ended July 31, 2025 filed with the SEC on October 3, 2025.

Submitted by the Audit Committee:

Juan Chang (Chair)

Fan Liu

Yee Man Yung

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Compensation Committee

Our compensation committee consists of Fan Liu, Juan Chang and Guilin Zhang. Fan Liu is the chairperson of our compensation committee. We have determined that Fan Liu, Juan Chang and Guilin Zhang each are “independent,” as such term is defined for directors and compensation committee members in the listing standards of the NASDAQ Stock Market LLC. Additionally, each qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The Committee has been established to: (a) have all the powers of administration under all of the Company’s employee benefit plans, including any stock compensation plans, bonus plans, retirement plans, stock purchase plans, and medical, dental and other insurance plan; (b) assist the Board in seeing that a proper system of long-term and short-term compensation is in place to provide performance oriented incentives to attract and retain management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company; (c) have the sole authority to retain, at the Company’s expense, and terminate any compensation consultant to be used to assist in the evaluation of director or executive compensation and shall have sole authority to approve the consultant’s fees and other retention terms, The Committee shall also have the authority to obtain advice and assistance from legal, accounting or other advisors at the Company’s expense; (d) evaluate the Company’s Chief Executive Officer and set his or her remuneration package; and (e) review and assess the adequacy of its Charter annually and recommend any proposed changes to the Board for approval. The Committee shall consist of three or more directors, who shall be appointed annually and subject to removal at any time, by the Board.

Nominating & Corporate Governance Committee

Our nominating and corporate governance committee consists of Yee Man Yung, Juan Chang and Fan Liu. Yee Man Yung is the chairperson of our nominating and corporate governance committee. We have determined that each of Yee Man Yung, Juan Chang and Fan Liu qualifies as “independent” as that term is defined by Nasdaq Listing Rule 5605(a)(2). The Committee is responsible for: (a) assisting the Board in identifying individuals qualified to become Board members and recommending to the Board the director nominees for each annual meeting of stockholders; (b) recommending to the Board Corporate Governance Principles applicable to the Company; (c) leading the Board in its annual review of the performance of the Board and its committees; (d) recommending to the Board director nominees for each committee; (e) developing criteria for selection of members of the Board and its committees and reviewing with the Board, on an annual basis, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole; (f) recommending individuals qualified to become Board members to the Board; (g) reviewing and re-assessing the adequacy of its Charter and the Company’s Corporate Governance Principles annually and recommending any proposed changes to the Board for approval. The Committee shall be comprised of no less than three directors, the exact number to be determined by the Board of Directors

Director Nomination Process

The nominating committee identifies director nominees by first considering those current members of the Board of Directors who are willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of the skills and experiences of the current members and the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skills and experiences. If any member of the Board of Directors does not wish to continue in service, if the nominating committee or the Board of Directors decides not to re-nominate a member for reelection, if the nominating committee or the Board of Directors decided to fill a director position that is currently vacant, or if the nominating committee or the Board of Directors decides to recommend that the size of the Board of Directors be increased, the nominating committee identifies the desired skills needed by the board and will evaluate the experience of a new nominee in light of the criteria described below. Current members of the Board of Directors and management are polled for suggestions as to individuals meeting the Board of Directors’ criteria. Research may also be performed to identify qualified individuals and, if appropriate, the nominating committee may engage a search firm. Nominees for director are selected by a majority of the members of the Board of Directors, with any current directors who may be nominees themselves abstaining from any vote relating to their own nomination. We anticipate that all of our directors will participate in the consideration of the director nominees for election at the Company’s upcoming annual meeting. Although the nominating committee and the Board of Directors do not have a formal diversity policy, the Board of Directors expects that the nominating committee will consider such factors as it deems appropriate to develop a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the nominating committee include judgment, knowledge, skill, diversity (including factors such as race, gender, and experience), integrity, experience with businesses and other organizations of comparable size, including experience in the areas of business that the Company pursues, the relevance of a candidate’s experience to our needs and experience of other board members, familiarity with national and international business matters, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors.

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In addition, directors are expected to be able to exercise their best business judgment when acting on behalf of the Company and all stockholders, act ethically at all times, and adhere to the applicable provisions of our Code of Business Conduct and Ethics. Other than consideration of the foregoing and applicable SEC and Nasdaq requirements, unless determined otherwise by the nominating committee, there are no stated minimum criteria, qualities, or skills for director nominees. However, the nominating committee may also consider such other factors as it may deem are in the best interests of us and all stockholders. In addition, at least one member of the Board of Directors serving on the audit committee should meet the criteria for an “audit committee financial expert” having the requisite “financial sophistication” under applicable Nasdaq and SEC rules, and a majority of the members of the Board of Directors should meet the definition of “independent director” under applicable Nasdaq rules.

The nominating committee and the Board of Directors may consider suggestions for persons to be nominated for director that are submitted by stockholders. The nominating committee will evaluate stockholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors, or other appropriate sources. Stockholders suggesting persons as director nominees or stockholders who intend to nominate a person as a director nominee must send information about a proposed nominee to our Secretary at our principal executive offices as referenced above at least 90 days before the anniversary of the prior year’s annual stockholder meeting (unless the annual meeting is to be held more than thirty days before or sixty days after such anniversary, in which case suggestions for nominees must be submitted no later than 90 days prior to the meeting). This information should be in writing and should include a signed statement by the proposed nominee that he or she is willing to serve as a director of Tianci International, Inc., a description of the proposed nominee’s relationship to the stockholder and any information that the stockholder feels will fully inform the Board of Directors about the proposed nominee and his or her qualifications. The Board of Directors may request further information from the proposed nominee and the stockholder making the recommendation.

Code of Conduct and Ethics

We have adopted the Tianci International Inc. Code of Business Conduct and Ethics, a code of ethics that applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and other employees. The Code of Ethics is publicly available as an exhibit to the Company’s Registration Statement on Form S-1 filed with the SEC on June 10, 2024. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the code to our Chief Executive Officer, Chief Financial Officer, or Chief Accounting Officer, we will disclose the nature of the amendment or waiver in a report on Form 8-K.

Our Code of Ethics includes insider trading policies and procedures applicable to our directors, officers, and employees. We have implemented processes for the company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq Stock Market LLC listing standards.

Clawback Policy

The Company has implemented a Clawback Policy in accordance with the Nasdaq Rules, to recoup “excess” incentive compensation, if any, earned by current and former executive officers during a three year look back period in the event of a financial restatement due to material noncompliance with any financial reporting requirement under the securities laws (with no fault required).

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Tianci International, Inc.

Fiscal Year 2025 Officer and Director Compensation

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)	Option Awards ($)	Total ($)
Shufang Gao	58,200	–	–	58,200
Wei Fang	50,100	–	–	50,100
Ying Deng	50,100	–	–	50,100
Yee Man Yung	15,600	–	–	15,600
Fan Liu	15,600	–	–	15,600
Juan Chang	15,600	–	–	15,600
Guilin Zhang	15,600	–	–	15,600

As of July 31, 2025, the Company had no accrued liability for compensation payable to its officers or directors.

Fiscal Year 2024 Officer and Director Compensation.

Tianci paid no cash compensation to any officer or director during the fiscal year ended July 31, 2024. Unpaid compensation was accrued pursuant to the Employment Agreements and Director Retainer Agreements described below. On January 19, 2024 the Company issued shares of its common stock, valued at $1.00 per share, in satisfaction of accrued compensation due to current officers and members of the Board as follows:

Wei Fang – 64,600 shares

Fan Liu – 22,100 shares

Yee Man Yung – 22,100 shares

Roshing International Co., Limited

Roshing, a subsidiary of Tianci, pays Ying Deng, its Manager, and Shufang Gao, its CEO, a salary of HKD 30,000 (USD $3,860) and HKD 40,000 (USD $5,147) per month, respectively.

All Other Compensation

None.

Outstanding Equity Awards at 2025 Fiscal Year-End

There were no equity awards made to any of the Company’s officers or directors that were outstanding as of July 31, 2025.

Employment Agreements

On August 27, 2021, we entered into employment agreements with each of Shufang Gao and Wei Fang and on January 27, 2023, we entered into an employment agreement with Ying Deng (collectively, the “Employment Agreements”), whereby each individual agreed to serve as an Executive Director for monthly compensation equal to U.S. $3,800. Each Employment Agreement expires after three years, unless earlier terminated by death, resignation or removal.

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We are entitled to terminate each Employment Agreement for “cause” without notice or remuneration (unless otherwise required by law) if: (i) the executive is convicted or pleads guilty to a felony or to an act of fraud, misappropriation or embezzlement; (ii) the executive has been grossly negligent or acted dishonestly to the detriment of the Company; (iii) the executive has engaged in actions amounting to willful misconduct or failed to perform his duties hereunder and such failure continues after the executive is afforded a reasonable opportunity to cure such failure; or (iv) the executive violates the provisions relating to confidentiality, non-competition and non-solicitation of the Employment Agreement. Upon a termination for “cause,” the executive shall not be entitled to any severance or other benefits under the Employment Agreement but shall be entitled to receive accrued base salary.

If the Employment Agreement is terminated due to the executive’s death or disability, the executive shall be entitled to receive accrued base salary.

If the Employment Agreement is terminated by the Company without “cause”, the executive will receive a lump sum payment equal to 12 months of base salary, a lump sum cash payment equal to a pro-rated amount of his/her target annual bonus for the year immediately preceding the termination, payment of premiums for continued health benefits under the Company’s health plans for 12 months following termination, and immediate vesting of 100% of the then-unvested portion of outstanding equity awards held by the executive, if any.

If the Employment Agreement is terminated due to a change in control, the executive will receive a lump sum payment equal to 12 months of base salary, a lump sum cash payment equal to a pro-rated amount of his/her target annual bonus for the year immediately preceding the termination, and immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by the executive.

If the Employment Agreement is terminated by the executive due to (1) a material reduction in the executive’s authority, duties and responsibilities, or (2) a material reduction in the executive’s annual salary, the executive will receive a lump sum payment equal to 12 months of base salary.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, the below disclosure provides information regarding the relationship between executive “compensation actually paid” for our Principal Executive Officer (“PEO”) and other Named Executive Officer (“Non-PEO NEO”) and certain financial performance of the Company for the years shown.

Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(2)	Net Income
2025	$58,200	$58,200	$50,100	$50,100	(80.3)	$(2,640,789)
2024	–	–	$64,600	$64,600	438	$54,450

(1)	Our PEO (Principal Executive Officer) for each of the fiscal years 2025 and 2024 was Shufang Gao. Our Non-PEO NEO (Named Executive Officer) for each of such fiscal years was Wei Fang.

(2)	The amounts shown reflect the Company’s total shareholder return measured based on a fixed $100 investment made on July 31, 2023, the last trading day before the earliest fiscal year shown in the table.

Director Retainer Agreements

We also maintain seven director retainer agreements with our directors. Each agreement has a term of 3 years. The monthly compensation for independent directors is $1,300. The monthly compensation for Shufang Gao, an executive director, was $3,800 through April 2025 and $8,000 since May 2025. The monthly compensation for each of Wei Fang and Ying Deng, the other executive directors, was $3,800 through April 2025 and $5,300 since May 2025. The Director Retainer Agreements contain normal and customary terms including provisions relating to indemnification and confidentiality

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

There has been no transaction since August 1, 2024, or any currently proposed transaction, in which Tianci, RQS United or Roshing was or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the total assets of Tianci at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Policies and Procedures for Transactions with Related Persons

We have adopted “The Review Policy for Related Party Transaction”, which has the purpose of ensuring transactions with the Company and its affiliates are consistent with the principles of fair dealing and to minimize the potential conflicts of interest and moral hazard. The policy encompasses procedures related to review, disclosure requirements, conflict resolution, and approval of penalties for violations. A copy of The Review Policy for Related Party Transactions was filed as an exhibit to the Company’s Registration Statement on Form S-1 filed on June 10, 2024.

STOCK OWNERSHIP

Security Ownership of Principal Stockholders, Directors and Management

Tianci’s common stock is the only class of voting securities issued by Tianci and outstanding. The following table sets forth information as of January 9, 2026 as to each person or group who is known to us to be the beneficial owner of more than 5% of our outstanding common stock and as to the percentage ownership of common stock by each of our executive officers and directors and of all of our officers and directors as a group. As of January 9, 2026, the Company had 24,531,803 shares of common stock outstanding.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of January 9, 2026 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class
Shufang Gao	14,150,362	(2)	57.68%
Wei Fang	64,600		0.26%
Ying Deng	50,000		0.21%
Yee Man Yung	22,100		0.09%
Fan Liu	22,100		0.09%
Juan Chang	–		–
Guilin Zhang	–		–
All officers and directors as a group (7 persons)	14,309,162		58.33%
Zhigang Pei	2,124,109	(3)	8.66%

(1)	Ownership is of record and beneficial unless otherwise noted.
(2)	Includes 14,100,362 shares of common stock owned of record by RQS Capital Limited. Shufang Gao holds voting and dispositive power over shares held by RQS Capital Limited.
(3)	Includes 1,793,000 shares owned of record by Silver Glory Group Limited, of which Zhigang Pei is the beneficial owner.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF SHUFANG GAO, WEI FANG, YING DENG, YEE MAN YUNG, FAN LIU, JUAN CHANG AND GUILIN ZHANG TO THE BOARD OF DIRECTORS.

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PROPOSAL NO. 2

ADVISORY VOTE (NON-BINDING) ON EXECUTIVE COMPENSATION

Our executive compensation program is intended to attract, motivate, reward, and retain the senior management talent required to achieve our corporate objectives and increase stockholder value. Our philosophy in setting compensation policies for executive officers is to align pay with performance, while at the same time providing competitive compensation. We believe that our compensation policies and procedures are aligned with the long-term interests of our stockholders.

As required by Section 14A of the Exchange Act, this proposal seeks a stockholder advisory vote on the approval of compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:

“RESOLVED, that the stockholders approve the compensation of Tianci International, Inc.’s executives, as disclosed in the proxy statement for the 2026 Annual Meeting.”

Our Board of Directors urges you to endorse the compensation program for our executive officers by voting FOR the above resolution. The Compensation Committee of the Board of Directors believes that the executive compensation for fiscal year 2025 was reasonable, appropriate, and justified by the Company’s performance.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM AS DISCLOSED IN THIS PROXY STATEMENT. UNLESS OTHERWISE INSTRUCTED, THE PERSONS NAMED AS PROXIES INTEND TO VOTE ALL PROXIES RECEIVED FOR APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM.

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PROPOSAL NO. 3

Advisory Vote on the Frequency of Advisory Approval of

the Compensation of our Named Executive Officers

We are asking stockholders to vote, in an advisory manner, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers, such as Proposal No. 2 immediately above. This advisory vote on frequency is required pursuant to Section 14A of the Exchange Act. By voting on this Proposal No. 3, stockholders may indicate whether they would prefer holding an advisory vote on executive compensation every one, two or three years. Stockholders who have no preference may also abstain from voting.

The appropriate frequency of an advisory vote on executive compensation is the subject of diverging opinions and views, and we believe there is reasonable basis for each of the three options. Less frequency would encourage a more long-term, rather than short-term, analysis of our executive compensation programs and would avoid the burden that annual votes would impose on stockholders required to evaluate the compensation programs of a large number of companies each year. On the other hand, greater frequency provides stockholders the opportunity to react promptly to emerging trends in compensation and gives the Board of Directors and the Compensation Committee the opportunity to evaluate individual compensation decisions and compensation program changes each year in light of the timely feedback from stockholders.

After careful consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for Tianci at this time. We understand that our stockholders may have different views as to what is the best approach for Tianci and we look forward to hearing from you on this proposal.

Although the stockholders’ vote is advisory and is not binding on the Board of Directors, the Board of Directors will take into account the outcome of the vote when considering how frequently to hold “say-on-pay” votes. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board of Directors may in the future decide to alter the frequency of advisory votes and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs. As required by the law as currently in effect, the Board of Directors will put the frequency issue before the stockholders for a new advisory vote at least once every six years.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS SELECT “THREE YEARS” AS THE FREQUENCY FOR SAY-ON-PAY VOTES. Unless otherwise instructed, the persons named as proxies intend to vote all proxies FOR THE “THREE YEAR” OPTION.

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PROPOSAL NO. 4

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Bush & Associates CPA LLC (“Bush & Associates”) as our independent registered public accounting firm for the year ending July 31, 2026. Bush & Associates began serving as our independent auditor as of September 11, 2024. Services provided to us by Bush & Associates with respect to the fiscal years ended July 31, 2025 and 2024 are described under the heading “Principal Accountant Fees and Services” below.

Our Board of Directors is asking our stockholders to ratify the selection of Bush & Associates as our independent registered public accounting firm for the year ending July 31, 2026.

A representatives of Bush & Associates will be present at the annual meeting of stockholders, either in person or by telephone, and will have the opportunity to make a statement if the representative desires to do so, and will respond to appropriate questions by stockholders.

Principal Accountant Fees and Services

Audit Fees

Bush & Associates billed $120,000 in fees in connection with the audit of our financial statements for the year ended July 31, 2025. Bush & Associates billed $60,000 in fees in connection with the audit of our financial statements for the year ended July 31, 2024.

Audit-Related Fees

Bush & Associates did not bill the Company for any Audit-Related fees in fiscal 2025. Bush & Associates did not bill the Company for any Audit-Related fees in fiscal 2024.

Tax Fees

Bush & Associates did not bill the Company for professional services rendered for tax compliance, tax advice or tax planning in fiscal 2025. Bush & Associates did not bill the Company for professional services rendered for tax compliance, tax advice or tax planning in fiscal 2024.

All Other Fees

Bush & Associates did not bill the Company for any other fees in fiscal 2025. Bush & Associates did not bill the Company for any other fees in fiscal 2024.

Pre-Approval Policies and Procedures

We have implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, our audit committee pre-approves all services to be provided by Bush & Associates and the estimated fees related to these services.

All audit, audit related, and tax services were pre-approved by the audit committee, which concluded that the provision of such services by Bush & Associates was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. Our pre-approval policies and procedures provide for the audit committee’s pre-approval of specifically described audit, audit-related, and tax services on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policies and procedures also require specific approval by the audit committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policies and procedures authorize the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

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Vote Required

The ratification of the appointment of Bush & Associates CPA LLC as our independent registered public accounting firm for the fiscal year ended July 31, 2026, requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF BUSH & ASSOCIATES CPA LLC

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2026

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PROPOSAL NO. 5

THE AUTHORIZED SHARES PROPOSAL

Overview

As of January 9, 2026, there were 100,000,000 shares of the Company’s common stock authorized and a total of 24,531,803 shares of common stock issued and outstanding. As a result, the Company currently has 75,468,197 authorized shares of common stock that are available for issuance.

After consideration, our Board of Directors has determined that it would be in the best interest of Tianci and its stockholders to seek stockholder approval for an amendment to the Articles of Incorporation which would increase the number of authorized shares of Common Stock for various purposes described below. The amendment would increase Tianci’s total number of authorized shares of common stock from 100,000,000 shares to 2,000,000,000 shares. We are not requesting any increase to the authorized number of shares of preferred stock, which would remain unchanged at 20,080,000 shares.

Rationale for the Amendment and Factors to Consider

The Board believes that Tianci will, in the next several years, pursue growth by acquisition of compatible entities and business operations, most of which will require financing, preferable equity financing, in order to maximize their potential. The Authorized Shares Proposal is intended to allow Tianci to have shares of our common stock available to provide flexibility for Tianci to use its capital stock for business and financial purposes in the future, without the expense and delay of an additional special meeting of stockholders, unless such approval is expressly required by applicable law or Nasdaq Rules. The additional shares may be used for various purposes, including for: (i) capital-raising, financing or refinancing transactions involving the issuance of shares of our common stock and/or the issuance of derivative securities, including convertible securities; (ii) future acquisitions and investment opportunities; (iii) strategic business transactions; (iv) current or future equity compensation plans; (v) stock splits; (vi) stock dividends; and (vii) other corporate purposes.

In particular, under Tianci’s current circumstances, a significant reserve of authorized common stock may be useful to Management in its efforts to improve the Company’s balance sheet and so enable us to finance growth, particularly growth in our global logistics services business. Such efforts could entail sales of equity securities to institutional investors. Such efforts could also involve Tianci’s acquisition of one or more operating businesses that are compatible with our existing business operations and are attracted by the opportunities for liquidity that participation in a Nasdaq-listed company would provide. Management believes that the availability of a significant amount of authorized common stock could make opportunities available for investment or expansion transactions that would strengthen Tianci’s balance sheet and facilitate the expansion of our operations.

At this time, we have no specific plans, arrangements or understandings to issue any of the shares of common stock that would be authorized by the Authorized Shares Proposal. We have not proposed the increase in the authorized number of shares of Common stock with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of Tianci.

The issuance of shares of common stock, or securities convertible into common stock, in connection with any financing or refinancing or acquisition transaction, may dilute the proportionate ownership and voting power of existing stockholders and depress the market price of our common stock. Although the future issuance of additional shares of common stock would dilute the relative ownership interests of existing stockholders, our Board believes that having the flexibility to issue additional shares in appropriate circumstances could increase the overall value of Tianci to its stockholders.

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Effect of Approval

Approval of Proposal 5 will constitute approval of the amendment to Article 3 of Tianci’s Articles of Incorporation. If Proposal 5 is approved, the Company intends to file an amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada, and Proposal 5 will become effective at the time of that filing.

Dissenter’s Rights of Appraisal

Any stockholders who dissent from the charter amendment to increase the authorized common stock have no right to appraisal under the Nevada Revised Statutes, our Articles of Incorporation, or our bylaws.

Required Vote and Recommendation

In accordance with our Articles of Incorporation and Nevada law, approval and adoption of this Authorized Shares Proposal requires the affirmative vote of a majority of the voting power held by all stockholders. Abstentions and broker non-votes will have the effect of voting against the Authorized Shares Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AUTHORIZED SHARES PROPOSAL.

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PROPOSAL NO. 6

THE REVERSE SPLIT PROPOSAL

Overview

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders to authorize our Board to amend our Charter to effect a reverse stock split (the “Reverse Split Authorization”) of our issued shares of common stock at a specific ratio, ranging from one-for-two (1:2) to one-for-one-hundred (1:100) (the “Approved Split Ratios”), to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split”). A vote for this Reverse Split Proposal will constitute adoption and approval of the Reverse Split that, once effected by filing a Certificate of Change with the Secretary of State of the State of Nevada, will combine between two and one hundred shares of our common stock into one share of our common stock.

Accordingly, stockholders are asked to adopt and approve the filing of a Certificate of Change (the “Certificate of Change”) with the Secretary of State of the State of Nevada to effect the Reverse Split as set forth in the Certificate of Change, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Split must be effected on or prior to the one-year anniversary date of the Special Meeting or be deemed abandoned. The Board reserves the right to elect to abandon the Reverse Split at any of the Approved Split Ratios if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.

Purpose and Rationale for the Reverse Split

Avoid Delisting from Nasdaq. Nasdaq Listing Rule 5550(a)(2) requires that, for continued listing on Nasdaq, the common stock of the Company must sustain a $1.00 minimum bid price (the “Minimum Bid Price Requirement”). On October 29, 2025, the Company received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) notifying Tianci International that, for the preceding 30 consecutive business days, the closing bid price for Tianci International’s Common Stock was below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). In accordance with Nasdaq rules, the Company has been provided a period of 180 calendar days, or until April 27, 2026 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. If, at any time before the Compliance Date, the closing bid price for the Common Stock is at least $1.00 for a minimum of 10 consecutive business days, the Staff will provide the Company written confirmation of compliance with the Bid Price Requirement. If Tianci International does not regain compliance by the Compliance Date, the Company may be eligible for an additional grace period if, as of the Compliance Date, the Company meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the minimum bid price requirement.

If Tianci International does not regain compliance with the Bid Price Requirement by the Compliance Date and is not eligible for an additional compliance period at that time, the Staff will provide written notification to Tianci International that the Common Stock will be subject to delisting. Our shares may then trade on the OTCQB or other small trading markets, such as the OTCID. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our common stock.

Other Effects. The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Split could help increase analyst and broker’s interest in common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

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Risks of the Proposed Reverse Split

We cannot assure you that the proposed Reverse Split will increase the price of our common stock and have the desired effect of regaining and maintaining compliance with Nasdaq listing rules.

If the Reverse Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to regain and maintain compliance with the Minimum Bid Price. However, the effect of the Reverse Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our common stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Even if the market price per post-Reverse Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including the Equity Rule and the Nasdaq requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float.

The proposed Reverse Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be harmed by the proposed Reverse Split, given the reduced number of shares of common stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split.

Determination of the Ratio for the Reverse Split

If this Reverse Split Proposal is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-two (1:2) or exceed a ratio of one-for-one-hundred (1:100). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our common stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of January 9, 2026, after completion of the Reverse Split, we will have between 12,265,901 and 245,318 shares of common stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Split

After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Split except for adjustments that may result from the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after the Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split.

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The following table contains approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a 1:2 to 1:100 Reverse Split as of January 9, 2026, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities.

After Each Reverse Split Ratio

	Current		1:2 Split		1:20 Split		1:100 Split
Common stock authorized		100,000,000		100,000,000		100,000,000		100,000,000
Common stock outstanding		24,531,803		12,265,901		1,226,590		245,318
Common stock outstanding – fully diluted(1)		24,531,803		12,265,901		1,226,590		245,318
Shares of common stock authorized but unissued and not reserved		75,380,697		87,734,099		98,773,410		99,754,682
Price per share, based on closing price on January 9, 2026(2)	$	____	$	____	$	____	$	____

(1)	There are no derivative securities outstanding.

(2)	The price per share indicated reflects solely the application of the applicable Reverse Split ratio to the closing price of the common stock on January 9, 2026.

After the effective date of the Reverse Split, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on Nasdaq under the symbol “CIIT,” assuming that we are able to regain compliance with Nasdaq Continued Listing Requirements, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.

Effective Date

The proposed Reverse Split would become effective on the date of filing of the Certificate of Change with the office of the Secretary of State of the State of Nevada unless another effective date is set forth in the Certificate of Change. On the effective date, shares of common stock issued immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Approved Split Ratio set forth in this Reverse Split Proposal.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Record and Beneficial Stockholders

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of common stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Split. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

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If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificated form (i.e., shares represented by one or more physical stock certificates) will be requested to exchange their old stock certificate(s) (“Old Certificate(s)”) for shares held in book-entry form at our transfer agent, Securities Transfer Corporation, in their direct registration system representing the appropriate number of whole shares of our common stock resulting from the Reverse Split. Stockholders of record upon the effective time of the Reverse Split will be furnished the necessary materials and instructions for the surrender and exchange of their Old Certificate(s) at the appropriate time by our transfer agent. As soon as practicable after the effective time of the Reverse Split, our transfer agent will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering Old Certificate(s) in exchange for new shares held in book-entry. Your Old Certificate(s) representing pre-split shares cannot be used for either transfers or deliveries. Accordingly, you must exchange your Old Certificate(s) in order to effect transfers or deliveries of your shares. Any stockholder whose Old Certificate(s) have been lost, destroyed or stolen will be entitled to new shares in book-entry only after complying with the requirements that we and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our common stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in our financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

Dissenter’s Rights of Appraisal

Any stockholders who dissent from the Reverse Split have no right to appraisal under the Nevada Revised Statutes, our Articles of Incorporation, or our bylaws.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of the material U.S. federal income tax consequences of a Reverse Split to our U.S. Holders (as defined below). The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses U.S. Holders who hold common stock as capital assets. It does not purport to be complete and does not address U.S. Holders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

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For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of the Company’s common stock that for U.S. federal income tax purposes is: (i) an individual citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust with respect to which a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person under applicable U.S. Treasury Regulations.

The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A U.S. Holder generally will not recognize gain or loss on the deemed exchange of shares pursuant to the Reverse Split, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of the Company’s common stock in lieu of a fractional share, a U.S. Holder’s aggregate tax basis in the shares of common stock received in the Reverse Split will equal the U.S. Holder’s basis in its old shares of common stock and such U.S. Holder’s holding period in the shares received will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization.

As described above under “Treatment of Fractional Shares,” no fractional shares of the Company’s common stock will be issued as a result of the Reverse Split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. A U.S. Holder who receives one whole share of the Company’s common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled.

We will not recognize any gain or loss as a result of the proposed Reverse Split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation

In accordance with our Charter and Nevada law, approval and adoption of this Reverse Split Proposal requires the affirmative vote of the holders of a majority of the voting power held by all stockholders. Abstentions and broker non-votes will have the effect of voting against the Reverse Split Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE SPLIT PROPOSAL.

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PROPOSAL NO. 7

AUTHORIZATION TO SELL PREFERRED SHARES TO RQS CAPITAL

The Board of Directors has determined that it is in the best interest of Tianci and its shareholders that the Board cause 30,000 shares of undesignated Preferred Stock to be designated as Series C Preferred Stock and be sold to RQS Capital Limited (“RQS Capital”) for an aggregate price of $30,000. Shufang Gao, the Chief Executive Officer of Tianci, holds voting and dispositive control over the Tianci shares held by RQS Capital Limited. Therefore, because the transaction is in the nature of executive compensation, Nasdaq Rules require that the Board obtain the approval of Tianci’s shareholders (excluding RQS Capital and Shufang Gao) before implementing the transaction.

Tianci’s Articles of Incorporation authorize the Board of Directors to designate up to 19,920,000 shares of preferred stock with such rights, privileges and limitations as the Board shall determine. The proposed Series C Preferred Stock, if implemented, would have the following rights, privileges and limitations:

•	Each share of Series C Preferred Stock will be convertible by the holder into 100 shares of Tianci common stock – i.e. the 30,000 shares of Series C Preferred Stock would be convertible into 3,000,000 shares of common stock.

•	Each share of Series C Preferred Stock will afford its holder with voting rights equal to those of the number of common shares into which the Series C Preferred Stock is convertible.
•	In the event of a liquidation of Tianci, the holder of a share of Series C Preferred Stock would receive, from the net assets of the Company, one cent and will then share in the distribution of net assets on an as-converted basis.

As of January 9, 2026, the closing price of Tianci common stock on the Nasdaq Capital Market was $______ per share. Based on that market price, the fair value of a share of Series C Preferred Stock would be $_________. Nevertheless, the Board of Directors proposes to sell each share of Series C Preferred Stock to RQS Capital for $1.00 – selling a total of 30,000 Series C shares for $30,000. The Board proposes to sell the shares to RQS Capital at this significant discount from fair value in order to compensate Shufang Gao for his services to Tianci, specifically:

•	As Chairman and Chief Executive Officer of Tianci, Mr. Gao has led the development of the Company, in particular introducing the business of shipping logistics that now yields approximately 97% of Tianci’s revenue. Relying on Mr. Gao’s experience in shipping logistics, Tianci has developed a profitable presence in that industry.

•	Tianci has recently announced execution of a Memorandum of Understanding with BTC Digital Ltd., a leading provider of cryptocurrency mining machines and related services. Tianci intends to leverage this new relationship to establish business operations relying on blockchain technology, in particular operations focused on cryptocurrency mining. In pursuing this venture, Tianci will rely on Shufang Gao’s experience and expertise in the field of cryptocurrency to guide Tianci’s implementation of its business plan.

•	Mr. Gao serves as Chairman and Chief Executive Officer of Tianci for a monthly compensation of U.S.$8,000. This rate of compensation is dramatically below the median rate of compensation for CEOs of companies whose stock is listed on the Nasdaq Stock Market. Mr. Gao has agreed to serve with a modest salary so that Tianci’s cash resources may be focused on the development of Tianci’s business operations.

•	The Board is of the opinion that vesting control of Tianci in Mr. Gao serves the best interests of Tianci, as his experience in the markets served by Tianci enables him to wisely assess the long term future of those markets and to implement appropriate policies.

The sale of 30,000 shares of Series C Preferred Stock to RQS Capital will carry certain risks for Tianci:

•	The sale would dilute the interest of existing shareholders in Tianci by 10.8%, which could result in a similar reduction in the per share market price of Tianci stock.

•	The implicit value of the sale to RQS Capital (i.e. the fair value of 30,000 shares of Series C less the $30,000 purchase price – being $__________ on January 9, 2026) would be recorded as a compensation expense on Tianci’s financial statements. Depending on the profitability of Tianci’s operations, the expense of the sale to RQS Capital could cause Tianci’s stockholders equity to fall below the $2.5 million minimum required for continued listing on Nasdaq.

•	The sale would increase Shufang Gao’s share of Tianci’s voting stock from 57.68% (pre-sale) to 62.29% (after sale of Series C), which could extend the time during which Mr. Gao will control Tianci’ shareholder votes.

Despite the aforesaid risks, Tianci’s Board of Directors believes that it is appropriate to recognize the contribution of Shufang Gao to Tianci’s success, and so requests the shareholders to approve the sale of Series C Preferred Stock as described.

Vote Required

Approval by the shareholders of the sale of 30,000 shares of Series C Preferred Stock to RQS Capital requires that the votes cast in favor of the proposal exceed the votes cast against the proposal; provided that votes cast by Shufang Gao or by RQS Capital Limited will not be counted for purposes of this calculation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AUTHORIZATION OF THE SALE OF PREFERRED STOCK TO RQS CAPITAL.

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OTHER MATTERS

Stockholder Communications with the Board of Directors and Board Attendance at Annual Stockholder Meetings

Our stockholders may, at any time, communicate in writing with any member or group of members of the Board of Directors by sending such written communication to the attention of our Secretary by regular mail to our principal executive offices.

Copies of written communications received by our Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.

We do not maintain a formal policy regarding director attendance at annual stockholder meetings. The Chairman of the Board of Directors is expected to make all reasonable efforts to attend our annual stockholder meeting in person. If the Chairman is unable to attend an annual stockholder meeting for any reason, at least one other member of the Board of Directors is expected to attend in person. Other members of the Board of Directors may attend our annual stockholder meeting in person if reasonably possible.

Proxy Materials Delivered to a Shared Address

Stockholders who have the same mailing address and last name may have received a notice that your household will receive only one set of proxy materials. This practice, commonly referred to as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice, from us or from your bank, broker or other registered holder, that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. A number of banks, brokers and other registered holders with account holders who are our stockholders will be householding our proxy materials. If you hold your shares in street name, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify your bank, broker or other registered holder. If you are a holder of record, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify us in writing at the offices of the Company, or by telephone at 852-26621800. Any stockholder residing at a shared address to which a single copy of the proxy materials was delivered who wishes to receive a separate copy of our proxy statement may obtain a copy by written request addressed to Tianci International, attention: Secretary. We will deliver a separate copy of our proxy statement to any stockholder who so requests in writing promptly following our receipt of such request.

Stockholder Proposals for 2027 Annual Meeting

Stockholder proposals may be included in our proxy statement and form of proxy for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company- sponsored proxy materials. We currently anticipate holding our next annual meeting of stockholders in February 2027, although the Board may decide to schedule the meeting for a different date. For a stockholder proposal to be considered pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for the annual meeting to be held in 2027, we must receive the proposal at our principal executive offices, addressed to our Secretary, no later than September 12, 2026. Unless the Board of Directors announces that the annual meeting will be held earlier than January 14, 2027 or later than March 15, 2027, any proposals received after September 12, 2026, 2026 will be considered untimely. Submitting a stockholder proposal does not guarantee that it will be included in our proxy statement and form of proxy.

We strongly encourage any stockholder interested in submitting a proposal to contact our Secretary in advance of these deadlines to discuss any proposal he or she is considering, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. All notices of stockholder proposals, whether or not intended to be included in our proxy materials, should be in writing and sent to our principal executive offices, located at: Tianci International, Inc., Unit 1109, Lippo Sun Plaza, 28 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong 999077, Attention: Secretary.

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